                                                                    EXHIBIT 99.1

                               LETTER OF TRANSMITTAL
                                      FOR
                              10 7/8% SENIOR NOTES
                                       OF
                                  VERTIS, INC.
                         PURSUANT TO THE EXCHANGE OFFER
                      IN RESPECT OF ALL OF ITS OUTSTANDING
                     10 7/8% SENIOR NOTES DUE JUNE 15, 2009
                                      FOR
                10 7/8% SERIES B SENIOR NOTES DUE JUNE 15, 2009

                            ------------------------

                  PURSUANT TO THE PROSPECTUS DATED   -  , 2002

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON   -  , 2002
UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF
   PRIVATE NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                    TO: THE BANK OF NEW YORK, EXCHANGE AGENT

    BY REGISTERED OR                   BY FACSIMILE:                BY HAND OR OVERNIGHT
     CERTIFIED MAIL:         (For Eligible Institutions Only)             COURIER:
  The Bank of New York                                              The Bank of New York
   Reorganization Unit                (212) 815-5788                 Reorganization Unit
  101 Barclay Street, 7                                             101 Barclay Street, 7
          East                  TO CONFIRM BY TELEPHONE OR                  East
New York, New York 10286           FOR INFORMATION CALL           New York, New York 10286
       Attention:                     (212) 298-1915                     Attention:
     William Buckley                                                   William Buckley

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA TELEGRAM, TELEX OR FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES FOR THEIR PRIVATE NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR PRIVATE NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

    By execution hereof, the undersigned acknowledges receipt of the prospectus,
dated   -  , 2002 (the "Prosepctus"), of Vertis, Inc., a Delaware corporation
(the "Company"), which, together with this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal of its 10 7/8% Series B Senior Notes due June 15, 2009 (the "Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus constitutes a part, for each $1,000 principal amount of its outstanding 10 7/8% Senior Notes due June 15, 2009 (the "Private Notes"), upon the terms and subject to the conditions set forth in the Prospectus.

    The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its sole discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Private Notes of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

    This Letter of Transmittal is to be completed by a Holder (as defined below) either if certificates are to be physically delivered to the Exchange Agent herewith by such Holder or if a tender of certificates for Private Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Holders of Private Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Private Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Private Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1 herein. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

    The term "Holder" with respect to the Exchange Offer means any person: (1) in whose name Private Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder; or (2) whose Private Notes are held of record by DTC who desires to deliver such Private Notes by book-entry transfer at DTC.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

    The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Private Notes must complete this letter in its entirety.

    All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

    The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 10 herein.

    HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR PRIVATE NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

    List below the Private Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Private Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

-------------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF PRIVATE NOTES
-------------------------------------------------------------------------------------------------------------------
                                                                CERTIFICATE NUMBER(S)*       AGGREGATE PRINCIPAL
            NAME(S) AND ADDRESS(ES) OF HOLDER(S)              (ATTACH SIGNED LIST IF NEC-  AMOUNT TENDERED (IF LESS
                 (PLEASE FILL IN, IF BLANK)                             ESSARY)                  THAN ALL)**
-------------------------------------------------------------------------------------------------------------------

                                                               ---------------------------------------------------

                                                               ---------------------------------------------------

                                                               ---------------------------------------------------

                                                               ---------------------------------------------------

                                                               ---------------------------------------------------

                                                               ---------------------------------------------------

                                                               ---------------------------------------------------

                                                               ---------------------------------------------------

                                                               ---------------------------------------------------

                                                               ---------------------------------------------------

                                                               ---------------------------------------------------

                                                               ---------------------------------------------------
  TOTAL PRINCIPAL AMOUNT OF PRIVATE NOTES TENDERED
-------------------------------------------------------------------------------------------------------------------

     *  Need not be completed by Holders tendering by book-entry transfer.

    ** Need not be completed by Holders who wish to tender with respect to all Private Notes listed. See Instruction 2 herein.

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

 / /  CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED BY DTC TO THE
     EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution: ___________________________________________

     DTC Book-Entry Account No.: ______________________________________________

     Transaction Code No.: ____________________________________________________

     If Holders desire to tender Private Notes pursuant to the Exchange Offer and (i) certificates representing such Private Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Private Notes or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Private Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures."

 / /  CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY
     IF TENDERED PRIVATE NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Holder(s) of Private Notes: ___________________________________

     Window Ticket No. (if any): ______________________________________________

     Date of Execution of Notice of Guaranteed Delivery: ______________________

     Name of Eligible Institution that Guaranteed Delivery: ___________________

     If Delivered by Book-Entry transfer: _____________________________________

     Name of Tendering Institution: ___________________________________________

     DTC Book-Entry Account No.: ______________________________________________

     Transaction Code No.: ____________________________________________________

 / /  CHECK HERE IF YOU ARE A BROKER-DEALER WHO HOLDS PRIVATE NOTES ACQUIRED
     FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF EXCHANGE NOTES RECEIVED FOR YOUR OWN ACCOUNT IN EXCHANGE FOR SUCH PRIVATE NOTES.

     Name: ____________________________________________________________________

     Address: _________________________________________________________________
     Aggregate Principal Amount of Private Notes so held: $ ___________________
--------------------------------------------------------------------------------

Ladies and Gentlemen:

    The undersigned hereby tenders to Vertis, Inc., a Delaware corporation (the "Company") the aggregate principal amount of Private Notes indicated in this Letter of Transmittal, upon the terms and subject to the conditions set forth in
the Company's prospectus dated   -  , 2002 (as the same may be amended or
supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 10 7/8% Series B Senior Notes due June 15, 2009, which have been registered under the Securities Act of 1933, as amended (the "Exchange Notes"), for each $1,000 principal amount of its issued and outstanding 10 7/8% Senior Notes due June 15, 2009, of which $250,000,000 aggregate principal amount was outstanding on the date of the Prospectus (the "Private Notes" and, together with the Exchange Notes, the "Notes"). The capitalized terms not defined herein are used herein as defined in the Prospectus.

    Subject to, and effective upon, the acceptance for exchange of the Private Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Private Notes as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture for the Notes) with respect to such tendered Private Notes, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

        (a) deliver such Private Notes in registered certificated form, or transfer ownership of such Private Notes through book-entry transfer at the Book-Entry Transfer Facility, together in either such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the same aggregate principal amount of Exchange Notes; and

        (b) present such Private Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of the Private Notes tendered hereby, for the account of the Company, all in accordance with the terms of the Exchange Offer.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Private Notes tendered hereby and that the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim, when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Private Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the holder of such Private Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the Holder of such Private Notes nor any such other person is an "affiliate", as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company. The undersigned has read and agrees to all of the terms of the Exchange Offer.

    The undersigned also acknowledges that this Exchange offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Private Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the provisions of the Securities Act), PROVIDED that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes. The Company, however, does not intend to request the SEC to consider, and the SEC has not considered, the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any Holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such Holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Private Notes acquired as a result of market-making or other trading activities (a "Participating Broker-Dealer"), it represents that the Private Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus (as amended or supplemented from time to time) in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, such Participating Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of Exchange Notes received in exchange for Private Notes which were acquired by such Participating Broker-Dealer for its own account as a result of market-making or other trading activities, for a period ending 180 days after the Expiration Date (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such Exchange Notes have been disposed of by such Participating Broker-Dealer. In that regard, each Participating Broker-Dealer by tendering such Private Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Notes, it shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be.

    The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Private Notes tendered hereby.

    All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death, incapacity or dissolution of the undersigned.

    The undersigned understands that tenders of Private Notes pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the certificates representing the Exchange Notes issued for the Private Notes accepted for exchange and return any Private Notes not tendered or not exchanged (and, if applicable, substitute certificates representing Private Notes for any Private Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Private Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the certificates representing the Exchange Notes issued for the Private Notes accepted for exchange and any certificates for Private Notes not tendered or not exchanged (and, if applicable, substitute certificates representing Private Notes for any Private Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Private Notes," unless, in either event, tender is being made through DTC. In the event that both the box entitled "Special Issuance Instructions" and the box entitled "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Private Notes accepted for exchange and return any Private Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Private Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Private Notes so tendered.

    THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF PRIVATE NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE PRIVATE NOTES AS SET FORTH IN SUCH BOX.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

                  (TO BE COMPLETED BY ALL TENDERING HOLDERS OF
               PRIVATE NOTES REGARDLESS OF WHETHER PRIVATE NOTES
                    ARE BEING PHYSICALLY DELIVERED HEREWITH)

     If a Holder is tendering any Private Notes, this Letter of Transmittal must be signed by the Holder(s) exactly as the name(s) appear(s) on the certificate(s) for the Private Notes or on a securities position listing or by any person(s) authorized to become (a) Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 3 herein.

     If the signature appearing below is not of the registered Holder(s) of the Private Notes, then the registered Holder(s) must sign a valid proxy.

 X ____________________________________________________________________________

 Date: ________________________________________________________________________

 X ____________________________________________________________________________
               SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY

 Date: ________________________________________________________________________

 Name(s): _____________________________________________________________________
                                 (PLEASE PRINT)

 Address: _____________________________________________________________________
  _____________________________________________________________________________
                              (INCLUDING ZIP CODE)

 Capacity: ____________________________________________________________________

 Area Code and Telephone No.: _________________________________________________

 Social Security No.: _________________________________________________________

                 SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

  _____________________________________________________________________________
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

  _____________________________________________________________________________
               (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER
                         (INCLUDING AREA CODE) OF FIRM)

  _____________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

  _____________________________________________________________________________
                                 (PRINTED NAME)

  _____________________________________________________________________________
                                    (TITLE)

 Date: ________________

--------------------------------------------------------------------------------

------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                       (SEE INSTRUCTIONS 3 AND 4 HEREIN)

      To be completed ONLY if certificates for Private Notes not exchanged and/or Exchange Notes issued pursuant to the Exchange Offer are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) above on this Letter of Transmittal, or issued to an address different from that shown above in the box entitled "Description of Private Notes" within this Letter of Transmittal, or if Private Notes tendered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.
  Issue: Exchange Notes and/or Private Notes to:
  Name(s): ___________________________________________________________________
                             (PLEASE TYPE OR PRINT)
    _________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address: ___________________________________________________________________
                             (PLEASE TYPE OR PRINT)

    _________________________________________________________________________
                                                                     ZIP CODE

    _________________________________________________________________________
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER

  Credit unexchanged Private Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

   ___________________________________________________________________________
          (BOOK ENTRY TRANSFER FACILITY ACCOUNT NUMBER, IF APPLICABLE)

------------------------------------------------------------
------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 3 AND 4 HEREIN)

      To be completed ONLY if certificates for Private Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) above on this Letter of Transmittal or to such person or persons at an address other than shown above in the box entitled "Description of Private Notes" on this Letter of Transmittal.

  Mail: Exchange Notes and/or Private Notes to:

  Name(s): ___________________________________________________________________
                             (PLEASE TYPE OR PRINT)

    _________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address: ___________________________________________________________________
                             (PLEASE TYPE OR PRINT)

    _________________________________________________________________________
                                                                     ZIP CODE

    _________________________________________________________________________
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
-----------------------------------------------------

                                  INSTRUCTIONS

    FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER OF VERTIS, INC. TO EXCHANGE $250,000,000 OF ITS 10 7/8% SERIES B SENIOR NOTES DUE JUNE 15, 2009 FOR ALL OF ITS OUTSTANDING 10 7/8% SENIOR NOTES DUE JUNE 15, 2009.

    1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES; GUARANTEED DELIVERY PROCEDURES

    This Letter of Transmittal is to be completed by Holders of Private Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Private Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Private Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

    Holders of Private Notes whose certificates for Private Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Private Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Private Notes and the principal amount of Private Notes tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the Expiration Date, this Letter of Transmittal for facsimile thereof, together with the certificate(s) for all physically tendered Private Notes, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a properly executed Letter of Transmittal (or facsimile hereof), as well as the certificate(s) for all physically tendered Private Notes in proper form for transfer or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five NYSE trading days after the Expiration Date. Any Holder of Exchange Notes who wishes to tender his Exchange Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date.

    The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Exchange Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein)
(1) a bank; (2) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (3) a credit union; (4) a national securities exchange, registered securities association or clearing agency; or
(5) a savings association.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE PRIVATE NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT OR HAND DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. DO NOT SEND THIS LETTER OF TRANSMITTAL OR ANY PRIVATE NOTES TO THE COMPANY.

    See "The Exchange Offer" section of the Prospectus

    2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF PRIVATE NOTES WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWAL RIGHTS

    Tenders of Private Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all of the Private Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Private Notes to be tendered in the box above entitled "Description of Private Notes--Aggregate Principal Amount Tendered." A reissued certificate representing the balance of non-tendered Private Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE PRIVATE NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

    Except as otherwise provided herein, tenders of Private Notes may be withdrawn at any time prior to the Expiration Date. In order for a withdrawal to be effective prior to that time, a written or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person having deposited the Private Notes to be withdrawn, the aggregate principal amount of Private Notes to be withdrawn and (if certificates for such Private Notes have been tendered) the name of the registered Holder of the Private Notes as set forth on the certificate for the Private Notes, if different from that of the person who tendered such Private Notes. If certificates for the Private Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such certificates for the Private Notes, the tendering Holder must submit the serial numbers shown on the particular certificates for the Private Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Private Notes tendered for the account of an Eligible Institution. If Private Notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus, the notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawal of Private Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission. Withdrawals of tenders of Private Notes may not be rescinded. Private Notes properly withdrawn will not be deemed to have been validly tendered for purposes of the Exchange Offer, and no Exchange Notes will be issued with respect thereto unless the Private Notes so withdrawn are validly retendered. Properly withdrawn Private Notes may be retendered at any subsequent time on or prior to the Expiration Date by following the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering."

    All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification. Any Private Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder as promptly as practicable after withdrawal.

    3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES

    If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Private Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on a securities position listing without any alteration, enlargement or change whatsoever.

    If any tendered Private Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal (or facsimile hereof).

    If any tendered Private Notes are registered in different names on several certificates or securities positions listings, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations.

    When this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Private Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any nontendered Private Notes are to be reissued, to a person other than the Holder(s), then endorsements of any certificates transmitted hereby or a properly completed separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

    In connection with any tender of Private Notes in definitive certificated form, if this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder(s) of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder(s) appear(s) on the certificate(s), and the signatures on such certificate(s) must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal (or facsimile hereof) or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

    ENDORSEMENTS ON CERTIFICATES FOR PRIVATE NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

    SIGNATURES ON THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE PRIVATE NOTES ARE TENDERED:
(I) BY A REGISTERED HOLDER OF PRIVATE NOTES, INCLUDING ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH PRIVATE NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

    4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS

    Tendering Holders of Private Notes should indicate, in the applicable spaces, the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Private Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal (or in the case of tender of the Private Notes through DTC, if different from DTC). IN THE CASE OF ISSUANCE IN A DIFFERENT NAME, THE EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NUMBER OF THE PERSON NAMED MUST ALSO BE INDICATED.

    A Holder of Private Notes tendering Private Notes by book-entry transfer may request that Private Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Private Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal or credited to the account listed beneath the box entitled "Description of Private Notes" above, as the case may be.

    5.  TRANSFER TAXES

    The Company will pay all transfer taxes, if any, applicable to the transfer of Private Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Private Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the Holder of the Private Notes tendered hereby, or if tendered Private Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Private Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 5, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE PRIVATE NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

    6.  IRREGULARITIES

    The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Private Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under the caption "The Exchange Offer" or any conditions or irregularity in any tender of Private Notes of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders.

    The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Private Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Private Notes, neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

    7.  NO CONDITIONAL TENDERS

    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Private Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Private Notes for exchange.

    8.  WAIVER OF CONDITIONS

    The Company reserves the absolute right to waive, amend or modify any of the specified conditions in the Exchange Offer in the case of any Private Notes tendered (except as otherwise provided in the Prospectus).

    9.  MUTILATED, LOST, STOLEN OR DESTROYED PRIVATE NOTES

    Any tendering Holder whose Private Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated on the front of this Letter of Transmittal for further instructions.

    10.  QUESTIONS, REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES

    Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, the Notice of Guaranteed Delivery and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated on the front of this Letter of Transmittal.

                         (DO NOT WRITE IN SPACE BELOW)

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    CERTIFICATE SURRENDERED            PRIVATE NOTES TENDERED            PRIVATE NOTES ACCEPTED
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

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                                        Delivery Prepared by
----------------------------------------------------------------------------------------------------       Checked
  by
  ----------------------------------------------------------------------------------------------------------------       Date
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

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
                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

BY REGISTERED OR CERTIFIED MAIL:      FACSIMILE TRANSMISSIONS:       BY HAND OR OVERNIGHT DELIVERY:
        Bank of New York          (For Eligible Institutions Only)        The Bank of New York
      Reorganization Unit                  (212) 815-5788                 Reorganization Unit
   101 Barclay Street, 7 East        TO CONFIRM BY TELEPHONE OR        101 Barclay Street, 7 East
    New York, New York 10286           FOR INFORMATION CALL:            New York, New York 10286
   Attention: William Buckley              (212) 298-1915              Attention: William Buckley

                                       12